UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-02                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)





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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-2 Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2002 among GS Mortgage Securities Corporation as depositor, Bank of America N.A as servicers, and JPMorgan Chase Bank as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A        141,700,000.00            0.00           0.00          0.00             0.00     0.00            0.00            0.00
A1B        196,500,000.00            0.00           0.00          0.00             0.00     0.00            0.00            0.00
A1C        432,000,000.00  412,439,510.78  80,592,811.69  1,887,254.46    82,480,066.15     0.00            0.00  331,846,699.09
A1D        176,777,000.00  176,777,000.00           0.00    886,242.03       886,242.03     0.00            0.00  176,777,000.00
A2         130,952,000.00   74,678,216.79   5,819,374.53    393,429.74     6,212,804.27     0.00            0.00   68,858,842.26
B1           9,924,000.00    9,856,041.65      11,963.95     56,448.38        68,412.33     0.00            0.00    9,844,077.70
B2           6,065,000.00    6,023,467.62       7,311.71     34,498.13        41,809.84     0.00            0.00    6,016,155.91
B3           4,411,000.00    4,380,794.00       5,317.71     25,090.06        30,407.77     0.00            0.00    4,375,476.29
B4           1,103,000.00    1,095,446.78       1,329.73      6,273.94         7,603.67     0.00            0.00    1,094,117.05
B5           1,103,000.00    1,095,446.78       1,329.73      6,273.94         7,603.67     0.00            0.00    1,094,117.05
B6           2,206,760.00    2,191,648.45       2,660.34     12,552.20        15,212.54     0.00            0.00    2,188,988.11
R1                 100.00            0.00           0.00          0.01             0.01     0.00            0.00            0.00
R2                 100.00            0.00           0.00          0.01             0.01     0.00            0.00            0.00
R3                 100.00            0.00           0.00          0.01             0.01     0.00            0.00            0.00
TOTALS   1,102,742,060.00  688,537,572.85  86,442,099.39  3,308,062.91    89,750,162.30     0.00            0.00  602,095,473.46

X1         946,977,000.00  589,216,510.78           0.00    561,038.53       561,038.53     0.00            0.00   508,623,699.09
X2         130,952,000.00   74,678,216.79           0.00     70,935.98        70,935.98     0.00            0.00    68,858,842.26
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A     36229RBH1      0.00000000       0.00000000    0.00000000        0.00000000       0.00000000       A1A      2.731000 %
A1B     36229RBJ7      0.00000000       0.00000000    0.00000000        0.00000000       0.00000000       A1B      3.647000 %
A1C     36229RBK4    954.72108977     186.55743447    4.36864458      190.92607905     768.16365530       A1C      5.491000 %
A1D     36229RBL2  1,000.00000000       0.00000000    5.01333335        5.01333335   1,000.00000000       A1D      6.016000 %
A2      36229RBM0    570.27167810      44.43898932    3.00438130       47.44337062     525.83268877       A2       6.322000 %
B1      36229RBQ1    993.15212112       1.20555723    5.68806731        6.89362455     991.94656389       B1       6.872744 %
B2      36229RBR9    993.15212201       1.20555812    5.68806760        6.89362572     991.94656389       B2       6.872744 %
B3      36229RBS7    993.15211970       1.20555656    5.68806620        6.89362276     991.94656314       B3       6.872744 %
B4      36229RBW8    993.15211242       1.20555757    5.68806890        6.89362647     991.94655485       B4       6.872744 %
B5      36229RBX6    993.15211242       1.20555757    5.68806890        6.89362647     991.94655485       B5       6.872744 %
B6      36229RBY4    993.15215520       1.20554116    5.68806757        6.89360873     991.94661404       B6       6.872744 %
R1      36229RBT5      0.00000000       0.00000000    0.10000000        0.10000000       0.00000000       R1       6.791123 %
R2      36229RBU2      0.00000000       0.00000000    0.10000000        0.10000000       0.00000000       R2       6.791123 %
R3      36229RBV0      0.00000000       0.00000000    0.10000000        0.10000000       0.00000000       R3       6.791123 %
TOTALS               624.38678801      78.38832174    2.99985194       81.38817368     545.99846628

X1      36229RBN8    622.20783692       0.00000000    0.59245212        0.59245212     537.10248410       X1       1.142613 %
X2      36229RBP3    570.27167810       0.00000000    0.54169451        0.54169451     525.83268877       X2       1.139866 %
----------------------------------------------------------------------------------------------------    ---------------------------
    * Please Note X1 and X2 are Notional Balances
If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                               530,240,729.50
                                        Pool 2 Mortgage Loans                                                71,854,744.72
Sec. 4.01(c)    Available Distribution                                                                       90,382,136.80
                                        Principal Distribution Amount                                           837,705.01
                                        Principal Prepayment Amount                                          85,604,394.41

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class A1b
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class A1c
                                                              Payoffs in Full                                78,665,231.64
                                                              Partial Principal Prepayments                   1,189,930.33
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class A1d
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class A2
                                                              Payoffs in Full                                 5,604,898.37
                                                              Partial Principal Prepayments                     144,334.07
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class B1
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class B2
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                        Class B3
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class B4
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class B5
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00
                                        Class B6
                                                              Payoffs in Full                                         0.00
                                                              Partial Principal Prepayments                           0.00
                                                              Liquidation Proceeds                                    0.00
                                                              Condemnation Proceeds                                   0.00
                                                              Insurance Proceeds                                      0.00
                                                              Repurchased Principal                                   0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                       143,481.05
                                        Trustee Fee Paid                                                          4,303.36

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00
Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                         1,324
                                        Balance of Outstanding Mortgage Loans                               602,095,474.22

Sec. 4.01(l)         Number and Balance of Delinquent Loans
                      Group Totals
                                                                Principal
                      Period                Number                Balance              Percentage
                     30-59 days                      0                     0.00                  0.00 %
                     60-89 days                      1               626,609.03                  0.10 %
                     90+days                         1               757,476.78                  0.13 %
                      Total                          2             1,384,085.81                  0.23 %


Sec. 4.01(l)         Number and Balance of REO Loans
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(l)         Number and Balance of Loans in Bankruptcy
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(m)         Number and Balance of Loans in Foreclosure
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(o)          Aggregate Principal Payment
                                            Scheduled Principal                                 837,705.01
                                            Payoffs                                          84,270,130.01
                                            Prepayments                                       1,334,264.40
                                            Liquidation Proceeds                                      0.00
                                            Condemnation Proceeds                                     0.00
                                            Insurance Proceeds                                        0.00
                                            Realized Losses                                           0.00

                                            Realized Losses Group 1                                   0.00
                                            Realized Losses Group 2                                   0.00
                                            Realized Gains                                            0.00

Sec. 4.01(p)          Aggregate Amount of Mortgage Loans Repurchased                                  0.00

Sec. 4.01(q)          Aggregate Amount of Shortfall Allocated for Current Period
                                            Class A1a                                                 0.00
                                            Class A1b                                                 0.00
                                            Class A1c                                                 0.00
                                            Class A1d                                                 0.00
                                            Class A2                                                  0.00
                                            Class X1                                                  0.00
                                            Class X2                                                  0.00
                                            Class B1                                                  0.00
                                            Class B2                                                  0.00
                                            Class B3                                                  0.00
                                            Class B4                                                  0.00
                                            Class B5                                                  0.00
                                            Class B6                                                  0.00

Sec. 4.01(s) Group I
                      Senior Percentage                                                        96.460000 %
                      Senior Prepayment Percentage                                            100.000000 %
                      Subordinate Percentage                                                    3.540000 %
                      Subordinate Prepayment Percentage                                         0.000000 %

Sec. 4.01(s) Group II
                      Senior Percentage                                                        96.140000 %
                      Senior Prepayment Percentage                                            100.000000 %
                      Subordinate Percentage                                                    3.860000 %
                      Subordinate Prepayment Percentage                                         0.000000 %

Aggregate
                      Scheduled Principal                                                       837,705.01
                      Unscheduled Principal                                                  85,604,394.41
                      Beginning Balance                                                     688,537,573.64
                      Ending Balance                                                        602,095,474.22
                      Net Wac                                                                      6.86679
                      Weighted Averge Maturity                                                      322.00
Groups
                      Net Wac Group 1                                                              6.79112
                      Net Wac Group 2                                                              7.46187

                      Wam Group 1                                                                   320.00
                      Wam Group 2                                                                   331.00

                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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